Exhibit 99.2

GLIMCHER

Supplemental Information
For The Three and Twelve Months Ended December 31, 2006

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Twelve Months Ended December 31, 2006

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statement	Page 1
Year-to-Date Income Statement	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Summary Financial Statement Information for Unconsolidated Entities	Page 4
Calculation of Funds from Operations and FFO Payout Ratio	Page 5
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts	Page 6
EBITDA, Operating Ratios and Earnings per Share	Page 7

Balance Sheet Data:
Comparative Balance Sheets	Page 8
Market Capitalization and Debt Coverage Ratios	Page 9
Consolidated Debt Schedule	Page 10
Consolidated Debt Maturities Schedule	Page 11
Joint Venture Debt and Debt Maturity Schedule	Page 12

Operational Data:
Occupancy Statistics	Page 13
Leasing Results and Re-leasing Spreads	Page 14
Mall Portfolio (wholly owned) Statistics by Asset Category	Page 15
Mall Portfolio (wholly owned) Excluding Malls Held for Sale	Page 16
Mall Portfolio (total portfolio) Statistics by Asset Category	Page 17
Summary of Significant Tenants	Page 18
Top 10 Regional Mall Tenants	Page 19
Lease Expiration Schedule	Page 20

Development Activity:
Capital Expenditures	Page 21
Redevelopment Activity	Page 22

Quarterly Income Statement
(in thousands)

	Three Months Ended December 31,
	2006			2005
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$48,109	$6,568	$54,677	$47,054	$8,195	$55,249
Percentage rents	2,600	491	3,091	1,949	569	2,518
Tenant reimbursements	21,887	3,474	25,361	21,968	3,530	25,498
Out parcel sales	5,900	-	5,900	1,415	-	1,415
Other (see components on page 3)	7,579	801	8,380	7,893	993	8,886
Total Revenues	86,075	11,334	97,409	80,279	13,287	93,566

Expenses:
Property operating expenses	(15,698)	(3,967)	(19,665)	(16,060)	(4,012)	(20,072)
Real estate taxes	(8,246)	(854)	(9,100)	(8,529)	(1,073)	(9,602)
	(23,944)	(4,821)	(28,765)	(24,589)	(5,085)	(29,674)
Provision for credit losses	(531)	(1,829)	(2,360)	(845)	(572)	(1,417)
Other operating expenses	(1,398)	(105)	(1,503)	(1,042)	(278)	(1,320)
Cost related to sales of out parcels	(2,703)	-	(2,703)	(1,421)	-	(1,421)
Real estate depreciation and amortization	(18,316)	(2)	(18,318)	(16,949)	(1,749)	(18,698)
Non-real estate depreciation and amortization	(376)	-	(376)	(543)	(44)	(587)
General and administrative	(4,163)	31	(4,132)	(2,959)	1	(2,958)
Impairment losses - real estate assets	(46,688)	-	(46,688)	-	-	-
Total Expenses	(98,119)	(6,726)	(104,845)	(48,348)	(7,727)	(56,075)

Operating (Loss) Income	(12,044)	4,608	(7,436)	31,931	5,560	37,491

Interest income	131	56	187	98	39	137
Interest expense	(21,419)	(2,882)	(24,301)	(18,827)	(3,149)	(21,976)
Loan fee amortization	(493)	(55)	(548)	(527)	(146)	(673)
Costs associated with debt defeasance	-	(9,357)	(9,357)	-	-	-
Equity in income of unconsolidated entities	344	-	344	51	-	51
(Loss) income before minority interest and discontinued operations	(33,481)	(7,630)	(41,111)	12,726	2,304	15,030
Minority interest in operating partnership	4,648	-	4,648	(829)	-	(829)
(Loss) income from continuing operations	(28,833)	(7,630)	(36,463)	11,897	2,304	14,201
Discontinued Operations:
Loss on sales of properties	-	-	-	(84)	-	(84)
Impairment losses - real estate assets	(16,429)	-	(16,429)	-	-	-
(Loss) income from operations	(7,630)	7,630	-	2,304	(2,304)	-
Net (loss) income	(52,892)	-	(52,892)	14,117	-	14,117
Preferred stock dividends	(4,359)	-	(4,359)	(4,359)	-	(4,359)
Net (loss) income available to common shareholders	$(57,251)	$-	$(57,251)	$9,758	$-	$9,758

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Twelve Months Ended December 31,
	2006			2005
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$189,729	$27,890	$217,619	$186,429	$31,687	$218,116
Percentage rents	5,848	732	6,580	5,556	1,470	7,026
Tenant reimbursements	87,025	13,390	100,415	85,189	16,161	101,350
Out parcel sales	6,220	550	6,770	2,525	450	2,975
Other (see components on page 3)	20,442	2,345	22,787	20,327	2,872	23,199
Total Revenues	309,264	44,907	354,171	300,026	52,640	352,666

Expenses:
Property operating expenses	(63,364)	(14,913)	(78,277)	(61,252)	(15,956)	(77,208)
Real estate taxes	(33,835)	(3,714)	(37,549)	(34,123)	(5,324)	(39,447)
	(97,199)	(18,627)	(115,826)	(95,375)	(21,280)	(116,655)
Provision for credit losses	(3,733)	(2,963)	(6,696)	(3,808)	(1,289)	(5,097)
Other operating expenses	(6,792)	(920)	(7,712)	(6,568)	(1,193)	(7,761)
Cost related to sales of out parcels	(2,832)	(43)	(2,875)	(2,400)	(57)	(2,457)
Real estate depreciation and amortization	(71,469)	(2,457)	(73,926)	(65,525)	(10,095)	(75,620)
Non-real estate depreciation and amortization	(1,496)	(59)	(1,555)	(1,941)	(254)	(2,195)
General and administrative	(15,313)	(20)	(15,333)	(18,415)	(30)	(18,445)
Impairment losses - real estate assets	(46,688)	-	(46,688)	-	-	-
Total Expenses	(245,522)	(25,089)	(270,611)	(194,032)	(34,198)	(228,230)

Operating Income	63,742	19,818	83,560	105,994	18,442	124,436

Interest income	465	184	649	269	122	391
Interest expense	(82,946)	(12,427)	(95,373)	(72,296)	(14,044)	(86,340)
Loan fee amortization	(2,039)	(268)	(2,307)	(2,100)	(562)	(2,662)
Costs associated with debt defeasance	-	(9,357)	(9,357)	-	-	-
Equity in income of unconsolidated entities	1,443	-	1,443	51	-	51
(Loss) income before minority interest and discontinued operations	(19,335)	(2,050)	(21,385)	31,918	3,958	35,876
Minority interest in operating partnership	7,733	-	7,733	(252)	-	(252)
(Loss) income from continuing operations	(11,602)	(2,050)	(13,652)	31,666	3,958	35,624
Discontinued Operations:
Gain on sales of properties	1,717	-	1,717	1,619	-	1,619
Impairment losses - real estate assets	(65,230)	-	(65,230)	(16,393)	-	(16,393)
(Loss) income from operations	(2,050)	2,050	-	3,958	(3,958)	-
Net (loss) income	(77,165)	-	(77,165)	20,850	-	20,850
Preferred stock dividends	(17,437)	-	(17,437)	(17,437)	-	(17,437)
Net (loss) income available to common shareholders	$(94,602)	$-	$(94,602)	$3,413	$-	$3,413

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended December 31,
	2006			2005
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$47,729	$6,720	$54,449	$46,391	$7,680	$54,071
Termination income	966	20	986	745	205	950
Straight-line rents	(586)	(172)	(758)	(82)	310	228
Total Minimum Rents	$48,109	$6,568	$54,677	$47,054	$8,195	$55,249

Components of Other Revenue:
Fee income	$505	$-	$505	$632	$-	$632
Specialty leasing and sponsorship income	5,218	658	5,876	6,124	870	6,994
Other	1,856	143	1,999	1,137	123	1,260
Total Other Revenue	$7,579	$801	$8,380	$7,893	$993	$8,886

	Twelve Months Ended December 31,
	2006			2005
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$185,985	$27,457	$213,442	$180,663	$31,162	$211,825
Termination income	4,620	1,043	5,663	4,702	1,011	5,713
Straight-line rents	(876)	(610)	(1,486)	1,064	(486)	578
Total Minimum Rents	$189,729	$27,890	$217,619	$186,429	$31,687	$218,116

Components of Other Revenue:
Fee income	$2,231	$-	$2,231	$632	$-	$632
Specialty leasing and sponsorship income	12,623	2,004	14,627	14,336	2,486	16,822
Other	5,588	341	5,929	5,359	386	5,745
Total Other Revenue	$20,442	$2,345	$22,787	$20,327	$2,872	$23,199

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended December 31, 2006
		Company's Pro-Rata
		Share of Joint Venture
	Total	Operations
Statements of Operations

Total revenues	$9,132	$4,749
Operating expenses	(4,306)	(2,239)
Net operating income	4,826	2,510
Depreciation and amortization	(2,371)	(1,233)
Other expenses, net	(16)	(8)
Interest expense, net	(1,770)	(920)
Net income	669	348
Preferred dividend	(7)	(4)
Net income available to partnership	$662	$344

GPLP's share of income from investment in joint ventures	$344

	For the Twelve Months Ended December 31, 2006
		Company's Pro-Rata
		Share of Joint Venture
	Total	Operations
Statements of Operations

Total revenues	$33,957	$17,658
Operating expenses	(15,552)	(8,087)
Net operating income	18,405	9,571
Depreciation and amortization	(8,901)	(4,629)
Other expenses, net	(40)	(21)
Interest expense, net	(6,665)	(3,466)
Net income	2,799	1,455
Preferred dividend	(23)	(12)
Net income available to partnership	$2,776	$1,443

GPLP's share of income from investment in joint ventures	$1,443

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2006					2005
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations:
Net income (loss) available to common shareholders	$3,984	$(43,045)	$1,710	$(57,251)	$(94,602)	$1,437	$(1,080)	$(6,702)	$9,758	$3,413
Real estate depreciation and amortization	19,513	18,424	17,671	18,318	73,926	18,336	20,497	18,089	18,698	75,620
Equity in income of unconsolidated entities	(593)	(259)	(247)	(344)	(1,443)	-	-	-	(51)	(51)
Pro-rata share of joint venture funds from operations	1,546	1,705	1,244	1,572	6,067	-	-	-	51	51
Minority interest in operating partnership	337	(3,733)	311	(4,648)	(7,733)	136	(95)	(618)	829	252
(Gain) loss on sales of properties	(1,717)	-	-	-	(1,717)	-	-	(1,703)	84	(1,619)
FFO	$23,070	$(26,908)	$20,689	$(42,353)	$(25,502)	$19,909	$19,322	$9,066	$29,369	$77,666

Adjusted Funds from Operations:
FFO	$23,070	$(26,908)	$20,689	$(42,353)	$(25,502)	$19,909	$19,322	$9,066	$29,369	$77,666
Add back impairment losses	-	48,801	-	63,117	111,918	-	1,375	15,018	-	16,393
Add back defeasance costs	-	-	-	9,357	9,357	-	-	-	-	-
Adjusted Funds from Operations:	$23,070	$21,893	$20,689	$30,121	$95,773	$19,909	$20,697	$24,084	$29,369	$94,059

Weighted average common shares outstanding - diluted (including common shares equivalents)	40,026	40,084	40,075	40,138	40,089	39,703	39,830	39,956	39,943	39,856

FFO per diluted share	$0.58	$(0.67)	$0.52	$(1.06)	$(0.64)	$0.50	$0.49	$0.23	$0.74	$1.95
Add back impairment losses and defeasance costs	$-	$1.22	$-	$1.81	$3.03	$-	$0.03	$0.38	$-	$0.41
Adjusted FFO per diluted share	$0.58	$0.55	$0.52	$0.75	$2.39	$0.50	$0.52	$0.60	$0.74	$2.36

	2006					2005
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232
FFO payout ratio after add back of impairment losses and defeasance costs	83.4%	88.0%	93.1%	64.1%	80.5%	95.9%	92.5%	79.8%	65.4%	81.5%

	2006					2005
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,241	$1,965	$1,447	$1,530	$6,183	$1,015	$1,273	$1,581	$1,645	$5,514
Straight-line adjustment as increase (decrease) to minimum rents	$53	$(475)	$(306)	$(758)	$(1,486)	$450	$(28)	$(72)	$228	$578
Fair value of debt amortized as reduction to interest expense	$107	$107	$107	$107	$428	$107	$107	$107	$107	$428
Intangible and inducement amortization as a net increase (decrease) to base rents	$119	$(114)	$(69)	$(115)	$(179)	$116	$70	$(22)	$(171)	$(7)
Impairment losses	$-	$48,801	$-	$63,117	$111,918	$-	$1,375	$15,018	$-	$16,393

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2006					2005
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Dec. 31 (a)	Dec. 31
Joint Venture Funds from Operations:
Net income available to partnership	$1,139	$500	$475	$662	$2,776	$98	$98
Real estate depreciation and amortization	1,832	2,781	1,917	2,362	8,892	-	-
FFO	$2,971	$3,281	$2,392	$3,024	$11,668	$98	$98

Pro-rata share of joint venture funds from operations	$1,546	$1,705	$1,244	$1,572	$6,067	$51	$51

	2006					2005
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Dec. 31 (a)	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight-line adjustment as increase to minimum rents	$113	$123	$95	$70	$401	$-	$-
Fair value of debt amortized as increase to interest expense	$25	$26	$25	$26	$102	$-	$-
Intangible amortization as an increase to minimum rents	$576	$735	$428	$517	$2,256	$-	$-

(a) The initial joint venture investment was made on December 29, 2005. Real estate depreciation and amortization, straight-line adjustments to minimum rents, amortization of intangibles and interest fair value amortization were recorded beginning January 1, 2006.

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2006					2005
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss)	$8,343	$(38,686)	$6,070	$(52,892)	$(77,165)	$5,796	$3,279	$(2,342)	$14,117	$20,850
Interest expense and costs to defease debt (continuing and discontinued operations)	23,534	23,320	24,216	33,658	104,728	21,186	21,580	21,598	21,976	86,340
Loan fee amortization (continuing and discontinued operations)	646	579	534	548	2,307	642	676	671	673	2,662
Taxes (continuing and discontinued operations)	273	479	359	345	1,456	242	290	303	196	1,031
Depreciation and amortization (continuing and discontinued operations)	20,130	18,618	18,039	18,694	75,481	18,854	21,036	18,674	19,285	77,849
EBITDA	52,926	4,310	49,218	353	106,807	46,720	46,861	38,904	56,247	188,732
Minority interest in operating partnership	337	(3,733)	311	(4,648)	(7,733)	136	(95)	(618)	829	252
(Gain) loss on sales of properties and properties held for sale and impairment charges	(1,717)	48,801	-	63,117	110,201	-	1,375	13,315	84	14,774
Adjusted EBITDA	$51,546	$49,378	$49,529	$58,822	$209,275	$46,856	$48,141	$51,601	$57,160	$203,758

Operating Ratios Excluding Held for Sale Properties:
General and administrative / total revenues	5.4%	4.9%	4.7%	4.8%	5.0%	8.8%	7.7%	4.8%	3.7%	6.1%
Tenant reimbursements / (real estate taxes + property operating expenses)	87.4%	88.9%	90.5%	91.4%	89.5%	88.2%	92.5%	87.4%	89.3%	89.3%

Operating Ratios Including Held for Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	85.9%	85.5%	87.1%	88.2%	86.7%	86.6%	90.4%	84.7%	85.9%	86.9%

Earnings per Share:
Weighted average common shares outstanding - basic	36,499	36,595	36,663	36,686	36,611	35,713	35,837	36,146	36,442	36,036
Weighted average common shares outstanding - diluted	40,026	40,084	40,075	39,682	39,646	39,703	39,830	39,956	39,943	39,856

Earnings per share - basic	$0.11	$(1.18)	$0.05	$(1.56)	$(2.58)	$0.04	$(0.03)	$(0.19)	$0.27	$0.09

Earnings per share - diluted	$0.11	$(1.17)	$0.05	$(1.56)	$(2.58)	$0.04	$(0.03)	$(0.18)	$0.27	$0.09

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2006				2005
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Assets:
Land	$291,917	$248,040	$248,040	$247,149	$291,998
Building, improvements and equipment	1,891,928	1,696,945	1,705,143	1,679,935	1,869,381
Developments in progress	45,458	48,083	55,266	49,803	50,235
	2,229,303	1,993,068	2,008,449	1,976,887	2,211,614
Less accumulated depreciation	486,983	453,362	469,355	483,115	470,397
Net property and equipment	1,742,320	1,539,706	1,539,094	1,493,772	1,741,217

Deferred leasing costs, net	17,671	17,442	17,184	17,316	18,863
Investment in and advances to unconsolidated real estate entities	56,376	56,597	59,073	70,416	44,248
Real estate assets held-for-sale	62,967	206,805	206,490	192,301	72,731
Net investment in real estate	1,879,334	1,820,550	1,821,841	1,773,805	1,877,059

Cash and cash equivalents	14,964	9,426	7,251	11,751	7,821
Non-real estate assets associated with discontinued operations	3,688	13,667	13,973	12,662	4,162
Restricted cash	10,872	9,201	10,984	12,132	15,410
Tenant accounts receivable, net	45,934	39,474	39,796	40,233	49,877
Deferred expenses, net	8,405	7,339	6,915	8,134	8,665
Prepaid and other assets	33,139	29,473	28,833	30,103	32,318
Total Assets	$1,996,336	$1,929,130	$1,929,593	$1,888,820	$1,995,312

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,294,883	$1,210,098	$1,206,213	$1,203,100	$1,299,193
Mortgage notes payable associated with assets held-for-sale	52,027	165,641	165,010	101,786	52,288
Notes payable	174,000	147,000	163,000	272,000	150,000
Other liabilities associated with discontinued operations	772	4,075	5,053	3,926	1,374
Accounts payable and accrued expenses	61,799	54,346	59,457	57,520	66,264
Distributions payable	23,435	23,474	23,479	23,481	23,410
	1,606,916	1,604,634	1,622,212	1,661,813	1,592,529

Minority interest in partnership	14,339	9,342	7,830	1,772	15,729

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000	60,000	60,000	60,000
Series G cumulative preferred stock	150,000	150,000	150,000	150,000	150,000
Common shares of beneficial interest	366	367	368	368	365
Additional paid-in capital	545,015	545,630	546,531	547,036	543,639
Distributions in excess of accumulated earnings	(380,488)	(441,166)	(457,208)	(532,141)	(366,924)
Other comprehensive loss	188	323	(140)	(28)	(26)
Total Liabilities and Shareholders' Equity	$1,996,336	$1,929,130	$1,929,593	$1,888,820	$1,995,312

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2006					2005
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$28.40	$24.81	$24.78	$26.71	$26.71	$23.70	$27.75	$24.47	$24.32	$24.32

Market Capitalization Ratio:
Common shares outstanding	36,620	36,701	36,772	36,776	36,776	35,791	35,980	36,379	36,506	36,506
Operating partnership units outstanding	3,056	3,056	2,996	2,996	2,996	3,474	3,473	3,237	3,115	3,115
Total common shares and units outstanding at end of period	39,676	39,757	39,768	39,772	39,772	39,265	39,453	39,616	39,621	39,621

Valuation - Common shares and operating partnership units outstanding	$1,126,798	$986,371	$985,451	$1,062,310	$1,062,310	$930,581	$1,094,821	$969,404	$963,583	$963,583
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,520,910	1,522,739	1,534,223	1,576,886	1,576,886	1,406,393	1,428,538	1,430,083	1,501,481	1,501,481
Total market capitalization	$2,857,708	$2,719,110	$2,729,674	$2,849,196	$2,849,196	$2,546,974	$2,733,359	$2,609,487	$2,675,064	$2,675,064

Debt / Market capitalization	53.2%	56.0%	56.2%	55.3%	55.3%	55.2%	52.3%	54.8%	56.1%	56.1%
Debt / Gross asset value (1)	61.0%	62.4%	64.0%	66.5%	66.5%	59.0%	59.6%	59.7%	60.6%	60.6%
Debt / Market capitalization including pro-rata share of joint ventures	54.2%	57.0%	57.2%	56.3%	56.3%	55.2%	52.3%	54.8%	56.9%	56.9%

Debt Coverage Ratios:
Interest coverage ratio	2.2	2.1	2.0	2.4	2.2	2.2	2.2	2.4	2.6	2.4
(Adjusted EBITDA from page 7 / interest expense excluding defeasance cost)
Debt service coverage ratio	1.8	1.8	1.7	2.0	1.8	1.8	1.9	2.0	2.2	2.0
(Adjusted EBITDA / interest expense excluding defeasance cost + scheduled principal payments)

(1) Gross asset value is total assets plus accumulated depreciation

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Dec. 30,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Final
Fixed Rate	2006	2005	2006	2005	Terms	Terms	at Maturity	Maturity
SAN Mall, LP (p)	$33,020	$33,523	8.35%	8.35%	(o)	(a)	$32,615	(f)
Colonial Park Mall, LP	32,451	32,975	7.73%	7.73%	(o)	(a)	$32,033	(f)
Mount Vernon Venture, LLC	8,753	8,865	7.41%	7.41%		(a)	$8,624	February 11, 2008
Charlotte Eastland Mall, LLC (p)	43,766	44,559	7.84%	7.84%	(o)	(a)	$42,302	(g)
Morgantown Mall Associates, LP	52,474	53,381	6.89%	6.89%	(o)	(a)	$50,823	(g)
GM Olathe, LLC	30,000	(q)	6.35%	(q)	(l)	(b)	$30,000	January 12, 2009
Grand Central, LP	47,815	48,572	7.18%	7.18%		(a)	$46,065	February 1, 2009
Johnson City Venture, LLC	38,787	39,214	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	40,482	40,953	8.20%	8.20%	(o)	(a)	$38,543	(h)
Glimcher Ashland Venture, LLC	24,809	25,307	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	55,886	56,717	8.27%	8.27%	(o)	(a)	$49,864	(i)
Glimcher WestShore, LLC	95,255	96,804	5.09%	5.09%		(a)	$84,824	September 9, 2012
PFP Columbus, LLC	142,129	144,439	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	133,256	135,326	5.42%	5.42%	(o)	(a)	$116,922	(j)
JG Elizabeth, LLC	158,791	161,371	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	109,232	110,871	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher SuperMall Venture, LLC	59,515	60,341	7.54%	7.54%	(o)	(a)	$49,969	(k)
RVM Glimcher, LLC	50,000	50,000	5.65%	5.65%		(c)	$44,931	January 11, 2016
WTM Glimcher, LLC	60,000	(q)	5.90%	(q)		(b)	$60,000	June 8, 2016
EM Columbus II, LLC	43,000	(q)	5.87%	(q)		(d)	$38,057	December 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(e)	$19,000	November 1, 2028
	1,278,421	1,162,218
Variable Rate
Montgomery Mall Associates, LP (p)	25,000	25,000	7.03%	6.16%	(m)	(b) (r)	$25,000	January 31, 2007
	25,000	25,000
Other
Fair Value Adjustment - Polaris Center, LLC	1,465	1,894
Extinguished Debt	-	162,369		(n)

Total Mortgage Notes Payable	$1,304,886	$1,351,481

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until February 2009, thereafter principal and interest are required.
(d)	The loan requires monthly payments of interest only until December 2008, thereafter principal and interest are required.
(e)	The loan requires semi-annual payments of interest.
(f)	The loan matures in October 2027, with an optional prepayment (without penalty) date on October 11, 2007.
(g)	The loan matures in September 2028, with an optional prepayment (without penalty) date on September 11, 2008.
(h)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(i)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(j)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(k)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(l)	Interest rate of LIBOR plus 165 basis points fixed through a SWAP agereement at a rate of 6.35%.
(m)	Interest rate of LIBOR plus 165 basis points.
(n)	Interest rates ranging from 6.37% to 7.43% at December 31, 2005.
(o)	Interest rate escalates after optional prepayment date.
(p)	Mortgage notes payable associated with properties held for sale.
(q)	Mortgage was refinanced in 2006 and amount included in extinguished debt.
(r)	This loan was repaid on January 22, 2007.

CONSOLIDATED DEBT MATURITIES
(dollars in thousands)

	Balance
Description	12/31/2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017+
Fixed Rate
SAN Mall, LP	$33,020	$33,020	-	-	-	-	-	-	-	-	-	-
Colonial Park Mall, LP	32,451	32,451	-	-	-	-	-	-	-	-	-	-
Mount Vernon Venture, LLC	8,753	120	$8,633	-	-	-	-	-	-	-	-	-
Charlotte Eastland Mall, LLC	43,766	859	42,907	-	-	-	-	-	-	-	-	-
Morgantown Mall Associates, LP	52,474	972	51,502	-	-	-	-	-	-	-	-	-
Credit Facility - $70 Million fixed with interest swap	70,000	-	-	$70,000	-	-	-	-	-	-	-	-
GM Olathe, LLC	30,000	-	-	30,000	-	-	-	-	-	-	-	-
Grand Central, LP	47,815	814	865	46,136	-	-	-	-	-	-	-	-
Johnson City Venture, LLC	38,787	464	496	549	$37,278	-	-	-	-	-	-	-
Polaris Center, LLC	40,482	512	547	604	38,819	-	-	-	-	-	-	-
Glimcher Ashland Venture, LLC	24,809	536	572	620	668	$22,413	-	-	-	-	-	-
Dayton Mall Venture, LLC	55,886	903	969	1,066	1,159	1,260	$50,529	-	-	-	-	-
Glimcher WestShore, LLC	95,255	1,631	1,703	1,807	1,902	2,003	86,209	-	-	-	-	-
PFP Columbus, LLC	142,129	2,437	2,548	2,708	2,855	3,011	3,155	$125,415	-	-	-	-
LC Portland, LLC	133,256	2,187	2,290	2,439	2,577	2,722	2,856	118,185	-	-	-	-
JG Elizabeth, LLC	158,791	2,709	2,823	2,986	3,135	3,292	3,437	3,629	$136,780	-	-	-
MFC Beavercreek, LLC	109,232	1,732	1,814	1,933	2,043	2,159	2,265	2,409	94,877	-	-	-
Glimcher SuperMall Venture, LLC	59,515	892	949	1,037	1,119	1,208	1,292	1,406	1,517	$50,095	-	-
RVM Glimcher, LLC	50,000	-	-	566	649	686	719	768	815	863	$44,934	-
WTM Glimcher, LLC	60,000	-	-	-	-	-	-	-	-	-	60,000	-
EM Columbus II, LLC	43,000	-	-	506	537	570	597	641	680	722	38,747	-
Tax Exempt Bonds	19,000	-	-	-	-	-	-	-	-	-	-	$19,000
Total Fixed Rate Debt	1,348,421	82,239	118,618	162,957	92,741	39,324	151,059	252,453	234,669	51,680	143,681	19,000
Variable Rate
Montgomery Mall Associates, LP	25,000	25,000	-	-	-	-	-	-	-	-	-	-
	25,000	25,000	-	-	-	-	-	-	-	-	-	-

Total Mortgage Notes and Fixed Rate Notes Payable	1,373,421	107,239	118,618	162,957	92,741	39,324	151,059	252,453	234,669	51,680	143,681	19,000

Credit Facility - unhedged portion	202,000	-	-	202,000	-	-	-	-	-	-	-	-
Total Variable Rate Notes Payable	202,000	-	-	202,000	-	-	-	-	-	-	-	-
Other
Fair Value Adjustment Amortization - Polaris Center, LLC	1,465	428	428	428	181	-	-	-	-	-	-	-

Total Debt	$1,576,886	$107,667	$119,046	$365,385	$92,922	$39,324	$151,059	$252,453	$234,669	$51,680	$143,681	$19,000

JOINT VENTURE DEBT MATURITIES
(dollars in thousands)

	Interest Rate	Loan	Final	Balance
Description	12/31/2006	Terms	Maturity	12/31/2006	2007	2008	2009

Total Joint Venture Fixed Rate Mortgage
Puente Hills Mall, LLC	5.20%	(a)	June 1, 2008	$87,376	$1,491	$85,885	$-
Puente Hills Mall, LLC Fair Value Adjustment				(276)	(195)	(81)	-
Puente Hills Mall, LLC Debt at Fair Value				87,100	1,296	85,804	-

Tulsa Promenade	6.52%	(b)	March 14, 2009	35,000	-	-	35,000
Total Joint Venture Fixed Rate Mortgages				$122,100	$1,296	$85,804	$35,000

Joint Venture Debt (Pro Rata Share of 52%)				$63,492	$674	$44,618	$18,200

(a) Interest rate is fixed, loan requires monthly payments of principal and interest.
(b) Interest rate of LIBOR plus 135 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)

	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005

Wholly-owned Malls:
Mall Anchors	93.9%	94.2%	95.3%	95.0%	95.2%
Mall Stores	91.7%	89.0%	87.9%	87.3%	89.5%
Total Consolidated Mall Portfolio	93.1%	92.3%	92.6%	92.3%	93.2%

Mall Portfolio including Joint Ventures:
Mall Anchors	94.3%	94.6%	95.7%	95.5%	95.5%
Mall Stores	91.5%	88.6%	87.3%	86.5%	89.2%
Total Mall Portfolio	93.3%	92.4%	92.7%	92.3%	93.2%

Wholly-owned Community Centers:
Community Center Anchors	81.1%	70.6%	68.7%	73.6%	75.0%
Community Center Stores	85.2%	85.2%	80.6%	79.7%	78.6%
Total Community Center Portfolio	82.2%	74.2%	71.3%	75.1%	75.8%

	Occupancy (1)

Comparable Property Type (2)	12/31/2006	12/31/2005

Comparable Mall Stores	91.8%	89.2%
Comparable Mall Portfolio	93.2%	93.2%

Comparable Community Center Stores	85.2%	87.4%
Comparable Community Center Portfolio	82.2%	77.1%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2) Comparable occupancy rates (total portfolio including joint ventures) exclude the properties sold after 12/31/2005 from the 12/31/2005 occupancy calculation and those acquired after 12/31/2005 from the 12/31/2006 calculation.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (wholly owned and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the twelve months ended December 31, 2006:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	288,140	50,667	338,807	$7.22	$1.50	$6.37	$6.70
Mall Stores	582,086	686,159	1,268,245	$22.43	$27.94	$25.37	$25.82

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and twelve months ended December 31, 2006 for only those leases where the space was occupied in the previous 24 months.

	GLA Analysis			Average Annualized Base Rents
								Total	Total Prior	Percent
	New	Rollover		New	Prior	Rollover	Prior	New/	Tenants/	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	Rollover	Rent	Base Rent

Three months ended December 31, 2006
Mall Anchors	-	-	-	$-	$-	$-	$-	$-	$-	-
Mall Stores	32,258	129,254	161,512	$36.53	$34.45	$29.49	$25.93	$30.89	$27.63	12%

Twelve months ended December 31, 2006
Mall Anchors	44,990	30,343	75,333	$8.49	$7.30	$2.50	$5.00	$6.08	$6.37	-5%
Mall Stores	241,560	524,509	766,069	$22.21	$23.69	$29.00	$25.76	$26.86	$25.11	7%

SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY-OWNED ASSETS
as of December 31, 2006

Property	Location	MSA Size	Total GLA	Avg. Mall Store Sales PSF Dec. 2006	Avg. Mall Store Sales PSF Dec. 2005	Mall Store Occupancy 12/31/2006	Mall Store Occupancy 12/31/2005	% of Mall Portfolio NOI (1)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,290,911	$502	$439	99.3%	95.2%
Lloyd Center	Portland, OR	24	1,472,277	$395	$374	96.8%	95.2%
Mall at Fairfield Commons	Dayton, OH	58	1,143,912	$367	$371	98.7%	97.8%
Mall at Johnson City	Johnson City, TN	>100	532,459	$417	$384	94.8%	89.3%
Polaris Fashion Place	Columbus, OH	31	1,606,882	$399	$366	98.3%	98.6%
Weberstown Mall	Stockton, CA	78	859,323	$411	$425	96.3%	94.0%
WestShore Plaza	Tampa, FL	21	1,059,525	$512	$466	99.0%	94.0%
			7,965,289	$431	$403	97.9%	95.5%	52%

Property	Location	MSA Size	Total GLA	Avg. Mall Store Sales PSF Dec. 2006	Avg. Mall Store Sales PSF Dec. 2005	Mall Store Occupancy 12/31/2006	Mall Store Occupancy 12/31/2005	% of Mall Portfolio NOI (1)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	441,760	$371	$340	94.6%	93.5%
Colonial Park Mall	Harrisburg, PA	67	743,480	$308	$299	98.3%	96.1%
Dayton Mall	Dayton, OH	58	1,357,850	$341	$328	93.8%	92.2%
Eastland Mall (OH)	Columbus, OH	31	1,017,201	$277	$286	83.2%	94.5%
Grand Central Mall	Parkersburg, WV	>100	929,974	$313	$296	92.8%	69.5%
Indian Mound Mall	Columbus, OH	31	557,479	$247	$248	90.7%	82.9%
Morgantown Mall	Morgantown, WV	>100	557,732	$310	$299	92.2%	94.5%
New Towne Mall	New Philadelphia, OH	>100	516,596	$247	$251	94.8%	83.7%
Northtown Mall	Minneapolis, MN	15	610,039	$344	$375	86.0%	81.0%
River Valley Mall	Columbus, OH	31	577,467	$298	$298	92.8%	90.7%
Supermall of the Great NW	Seattle, WA	13	942,524	$262	$243	93.4%	85.6%
University Mall	Tampa, FL	21	1,236,519	$315	$325	92.7%	88.8%
			9,488,621	$306	$304	92.0%	87.1%	40%

Property	Location	MSA Size	Total GLA	Avg. Mall Store Sales PSF Dec. 2006	Avg. Mall Store Sales PSF Dec. 2005	Mall Store Occupancy 12/31/2006	Mall Store Occupancy 12/31/2005	% of Mall Portfolio NOI (1)

OPPORTUNISTIC

Almeda Mall	Houston, TX	7	779,912	$281	$286	98.7%	94.9%
Eastland Mall (NC)	Charlotte, NC	34	1,061,490	$209	$207	84.4%	91.7%
Great Mall of the Great Plains	Kansas City, KS	26	783,010	$170	$162	85.6%	87.1%
Montgomery Mall	Montgomery, AL	>100	726,893	$232	$215	39.1%	64.5%
Northwest Mall	Houston, TX	7	795,678	$301	$261	80.3%	72.3%
			4,146,983	$224	$219	77.4%	82.9%	8%

TOTAL SAME MALL PORTFOLIO			21,600,893	$348	$334	91.7%	89.5%	100%

(1) Based on net operating income for the twelve months ending December 31, 2006

MALL PORTFOLIO STATISTICS
WHOLLY-OWNED ASSETS EXCLUDING THOSE ASSETS HELD FOR SALE
as of December 31, 2006

Property	Location	MSA Size	Total GLA	Average Mall Store Sales PSF Dec. 2006	Average Mall Store Sales PSF Dec. 2005	Mall Store Occupancy 12/31/2006	Mall Store Occupancy 12/31/2005

TOTAL SAME MALL PORTFOLIO (FROM PAGE 15)			21,600,893	$348	$334	91.7%	89.5%

ASSETS HELD FOR SALE:
Almeda Mall	Houston, TX	7	779,912	$281	$286	98.7%	94.9%
Eastland Mall (NC)	Charlotte, NC	34	1,061,490	$209	$207	84.4%	91.7%
Montgomery Mall	Montgomery, AL	>100	726,893	$232	$215	39.1%	64.5%
Northwest Mall	Houston, TX	7	795,678	$301	$261	80.3%	72.3%
University Mall	Tampa, FL	21	1,236,519	$315	$325	92.7%	88.8%
			4,600,492	$273	$279	78.7%	83.5%

TOTAL MALL PRO-FORMA PORTFOLIO EXCLUDING ASSETS HELD FOR SALE			17,000,401	$362	$346	94.4%	91.0%

MALL PORTFOLIO STATISTICS
WHOLLY-OWNED ASSETS AND JOINT VENTURE PROPERTIES
as of December 31, 2006

Property	Location	MSA Size	Total GLA	Average Mall Store Sales PSF Dec. 2006	Average Mall Store Sales PSF Dec. 2005	Mall Store Occupancy 12/31/2006	Mall Store Occupancy 12/31/2005

TOTAL SAME MALL PORTFOLIO (FROM PAGE 15)			21,600,893	$348	$334	91.7%	89.5%

JOINT VENTURE PROPERTIES:
Puente Hills Mall	Los Angeles, CA	2	1,183,472	$271	$258	93.8%	83.7%
Tulsa Promenade	Tulsa, OK	55	924,732	$307	$312	80.2%	66.2%
			2,108,204	$288	$282	89.1%	77.9%

TOTAL MALL PRO-FORMA PORTFOLIO INCLUDING JOINT VENTURES (1)			23,709,097	$344	$332	91.5%	88.6%

(1) The 12/31/2005 numbers include Tulsa Promenade on a pro-forma basis as if the Company owned the Property at that date. Tulsa was acquired after 12/31/05.

SUMMARY OF SIGNIFICANT TENANTS
As of December 31, 2006

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rent	Rent

Gap, Inc.	32	449,344	$6,981,884	3.0%
Foot Locker, Inc.	65	273,007	6,243,533	2.7%
Limited Brands, Inc.	56	289,936	6,077,188	2.6%
Steve & Barry's University Sportswear	11	674,736	4,728,282	2.0%
Sterling Inc.	36	62,735	4,318,593	1.8%
AMC Theater	2	148,344	4,109,000	1.7%
Burlington Coat Factory	10	674,805	3,995,515	1.7%
Sears Holding Corporation	23	2,887,385	3,391,212	1.4%
JCPenney Company, Inc.	18	1,868,308	3,287,591	1.4%
Zales Corporation	43	38,238	3,082,916	1.3%
Luxottica Group	51	91,037	3,032,226	1.3%
Belks	8	819,730	2,936,344	1.2%
Finish Line, Inc.	26	138,208	2,759,304	1.2%
Regal Cinemas	7	246,293	2,718,638	1.2%
American Eagle Outfitters	19	108,999	2,575,380	1.1%
Genesco Inc.	46	70,631	2,546,532	1.1%
Saks Incorporated	3	228,156	2,360,100	1.0%
Total tenants representing > 1.0%	456	9,069,892	$65,144,238	27.7%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of December 31, 2006

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Foot Locker, Inc.	65	273,007	$6,243,533	2.8%
Limited Brands, Inc.	56	289,936	$6,077,188	2.7%
Gap, Inc.	26	283,856	$4,484,335	2.0%
Sterling Inc.	35	56,955	$4,232,353	1.9%
Zales Corporation	43	38,238	$3,082,916	1.4%
Luxottica Group	51	91,037	$3,032,226	1.3%
Finish Line, Inc.	26	138,208	$2,759,304	1.2%
American Eagle Outfitters	19	108,999	$2,575,380	1.1%
Genesco, Inc.	46	70,631	$2,546,532	1.1%
Claire's Boutique	38	49,214	$2,147,027	0.9%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Federated Department Stores	14	2,787,710	$505,000	11.8%
Sears Holding Corporation	18	2,605,402	$1,763,801	11.0%
JC Penney Company, Inc.	15	1,814,654	$3,169,246	7.7%
Bon-Ton Department Stores, Inc.	8	844,588	$1,818,912	3.6%
Belks	8	819,730	$2,936,344	3.5%
Dillard's	4	763,932	$-	3.2%
Burlington Coat Factory	8	665,282	$3,793,640	2.8%
Steve & Barry's University Sportswear	10	659,665	$4,487,146	2.8%
Saks Incorporated	3	228,156	$2,360,100	1.0%
Boscov's	1	182,609	$-	0.8%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of December 31, 2006

Mall Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2007	639	336,224	1,431,706	1,767,930	8.0%	$1,840,856	$28,930,472	$30,771,328	$5.48	$23.46	13.6%
2008	440	940,356	955,720	1,896,076	8.6%	4,108,805	23,373,932	27,482,737	$4.37	$26.73	12.1%
2009	353	1,298,383	1,002,073	2,300,456	10.4%	4,067,315	21,002,377	25,069,692	$5.91	$24.61	11.1%
2010	262	956,385	824,191	1,780,576	8.0%	7,527,328	19,107,983	26,635,311	$8.63	$25.36	11.8%
2011	301	2,086,764	758,331	2,845,095	12.9%	9,093,748	22,007,895	31,101,643	$5.58	$30.52	13.7%
Thereafter	777	8,789,964	2,743,264	11,533,228	52.1%	23,108,515	62,305,895	85,414,410	$9.24	$25.86	37.7%
	2,772	14,408,076	7,715,285	22,123,361	100.0%	$49,746,567	$176,728,554	$226,475,121	$6.70	$25.82	100.0%

Community Center Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2007	13	-	29,231	29,231	3.5%	$-	$467,229	$467,229	$-	$15.98	5.4%
2008	5	22,518	20,977	43,495	5.1%	118,346	189,550	307,896	$5.26	$16.66	3.6%
2009	13	30,000	45,550	75,550	8.9%	270,000	756,350	1,026,350	$9.00	$17.99	11.9%
2010	16	70,850	76,310	147,160	17.4%	763,751	1,393,487	2,157,238	$10.78	$20.11	25.1%
2011	2	-	6,100	6,100	0.7%	-	67,000	67,000	$-	$10.98	0.8%
Thereafter	19	502,554	42,758	545,312	64.4%	3,790,001	794,100	4,584,101	$8.67	$18.57	53.2%
	68	625,922	220,926	846,848	100.0%	$4,942,098	$3,667,716	$8,609,814	$8.82	$18.26	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended December 31, 2006			Three months ended December 31, 2005

	Consolidated	Joint Venture		Consolidated
	Properties	Proportionate		Properties
	2006	Share	Total	2005

New developments	$504	$-	$504	$42

Redevelopment projects	$6,838	$-	$6,838	$21,854

Renovation with no incremental GLA	$40	$710	$750	$4,846

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor replacement	$2,137	$-	$2,137	$962
Non-anchor replacement	4,665	139	4,804	2,399
Operational capital expenditures	3,041	352	3,393	1,645
Total Property Capital Expenditures	$9,843	$491	$10,334	$5,006

	Twelve months ended December 31, 2006			Twelve months ended December 31, 2005

	Consolidated	Joint Venture		Consolidated
	Properties	Proportionate		Properties
	2006	Share	Total	2005

New developments	$1,508	$1,933	$3,441	$7,678

Redevelopment projects	$27,683	$-	$27,683	$54,977

Renovation with no incremental GLA	$2,226	$1,027	$3,253	$8,928

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor replacement	$5,694	$-	$5,694	$3,523
Non-anchor replacement	15,685	217	15,902	9,299
Operational capital expenditures	7,142	392	7,534	4,644
Total Property Capital Expenditures	$28,521	$609	$29,130	$17,466

REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost	Investments twelve months ended Dec. 31, 2006	Total Planned Investments 2007	Opening Date	Project Initial Yield (1)

PROPERTY EXPANSIONS:
Dayton Mall	Lifestyle component addition	$33,000	$16,300	$9,000	Q1-2007	9%
Dayton, Ohio

Polaris Fashion Place	Re-anchor and multi-tenant addition	7,900	600	4,300	Q2-2007	13%
Columbus, Ohio

Mall at Fairfield Commons	New anchor and multi-tenant addition	10,700	100	-	Q1-2008	9%
Dayton, OH

Northtown Mall	Re-anchor and multi-tenant addition	5,600	1,600	2,600	Q1-2007	12%
Minneapolis, MN

Grand Central Mall	Multi-tenant building addition	5,300	2,600	200	Q4-2006	13%
Parkersburg, WV

Sub-Total		$62,500	$21,200	$16,100		10%

Other Miscellaneous Projects			6,500

Total Expansions		$62,500	$27,700	$16,100

(1) Represents projected return on current investment only (does not include internal allocations including land value)